UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

MKS INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts		01810
Address of principal executive offices		Zip Code

Registrant’s telephone number, including area code: (978) 645-5500

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed in the Current Report on Form 8-K filed on February 23, 2016 by MKS Instruments, Inc. (the “Company”), on February 22, 2016, the Company and its newly formed, wholly owned subsidiary, PSI Equipment, Inc., a Nevada corporation (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Newport Corporation, a Nevada corporation (“Newport”), providing for the merger of Merger Sub with and into Newport (the “Merger”), with Newport surviving the Merger as a wholly owned subsidiary of the Company, subject to the terms and conditions set forth in the Merger Agreement.

On February 23, 2016, the Company and Newport held a joint investor conference call in connection with the announcement of the execution of the Merger Agreement. A transcript of the conference call is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Newport plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Proxy Statement in connection with the Merger. Additionally, Newport will file other relevant materials with the SEC in connection with the Merger. The Proxy Statement will contain important information about the Company, Merger Sub, Newport, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company and Newport through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Newport by contacting Chris Toth at 949-331-0337.

The Company and Newport, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Newport in respect of the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Form 10-K for the year ended December 31, 2014 and its proxy statement dated March 13, 2015, which are filed with the SEC. Information regarding Newport’s directors and executive officers is contained in Newport’s Form 10-K for the year ended January 3, 2015 and its proxy statement dated April 8, 2015, which are filed with the SEC. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in the 2015 proxy statements, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement to be filed by Newport and other relevant materials to be filed with the SEC when they become available.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between the Company and Newport, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about the Company or Newport managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates”, “forecasts”, “continues” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: (1) the ability to consummate the transaction, (2) risks that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals for the transaction from governmental authorities or the stockholders of Newport are not obtained; (3) litigation relating to the transaction; (4) the ability of the Company to successfully integrate Newport’s operations and employees; (5) unexpected costs, charges or expenses resulting from transaction; (6) risks that the proposed transaction disrupts the current plans and operations of the Company and Newport; (7) the ability to realize anticipated synergies and cost savings; (8) competition from larger and more established companies in Newport’s markets; (9) the Company’s ability to successfully grow Newport’s business; (10) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (11) the availability and terms of the financing to be incurred in connection with the transaction; (12) the retention of key employees; (13) legislative, regulatory and economic developments, including changing business conditions in the industries in which the Company and Newport operate and the economy in general as well as financial performance and expectations of the Company’s and Newport’s existing and prospective customers, and the other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and its most recent quarterly report filed with the SEC and in Newport’s Annual Report on Form 10-K for the year ended January 3, 2015 and its most recent quarterly report filed with the SEC. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. The Company and Newport disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2016

MKS Instruments, Inc.

By:	/s/ Seth H. Bagshaw
Name:	Seth H. Bagshaw
Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of joint investor conference call held by the Company and Newport on February 23, 2016

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